                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)



Filed by the registrant  [X]


Filed by a party other than the registrant   [_]

Check the appropriate box:

[_]  Preliminary proxy statement


[X]  Definitive proxy statement

[_]  Definitive additional materials

[_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.


                             INLAND RESOURCES INC.
                (Name of Registrant as Specified in Its Charter)



    _______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of filing fee (Check the appropriate box):

   [X]  No fee required.

   [_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

______________________________________________________________________________


   (2)  Aggregate number of securities to which transactions applies:

______________________________________________________________________________

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

______________________________________________________________________________

   (4)  Proposed maximum aggregate value of transaction:

______________________________________________________________________________

   (5)  Total Fee paid:

______________________________________________________________________________

   [_]  Fee paid previously with preliminary materials.

   [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)  Amount previously paid:

_________________________________________________________________

   (2)  Form, schedule or registration statement no.:

_________________________________________________________________

   (3)  Filing party:

_________________________________________________________________

   (4)  Date filed:

_________________________________________________________________

                             INLAND RESOURCES INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of INLAND RESOURCES INC. (the "Company") will be held on Wednesday, April 30, 1997, at 9:00 a.m., local time, at the Denver Petroleum Club located at 555 17th Street, Suite 3700, Denver, Colorado 80202, for the following purposes:

          (1) To elect five members of the Board of Directors to serve until the 1998 annual meeting of stockholders or until their respective successors are duly elected and qualified;

          (2) To approve and adopt the 1997 Stock Option Plan under which 500,000 shares of Common Stock will be reserved for issuance to key employees, directors and consultants of the Company; and

          (3) To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

     The holders of record of Common Stock and Series B Preferred Stock of the Company at the close of business on March 19, 1997 will be entitled to vote at the meeting, as described above.

     For a period of at least ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder during ordinary business hours at the Company's offices at 475 17th Street, Suite 1500, Denver, Colorado.


                              By order of the Board of Directors

                              MICHAEL J. STEVENS
                              Secretary

March 24, 1997

                       ---------------------------------

          You are cordially invited to attend the meeting in person. Even if you plan to be present, you are urged to sign, date and mail the enclosed proxy promptly. However, if you attend the meeting, you may vote in person or by your proxy.

                             INLAND RESOURCES INC.

                                PROXY STATEMENT

                                      FOR

                        ANNUAL MEETING OF STOCKHOLDERS

                                APRIL 30, 1997

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of Inland Resources Inc. ("Inland" or the "Company"). The proxies solicited in connection with this proxy statement will be used at the annual meeting of stockholders of the Company to be held on Wednesday, April 30, 1997 at 9:00 a.m., local time, at the Denver Petroleum Club located at 555 17th Street, Suite 3700, Denver, Colorado 80202, and at any adjournment thereof, for the purposes set forth in the foregoing notice of the meeting. Properly executed proxies received in time for the meeting will be voted as specified therein. If either of the enclosed forms of proxy is executed and returned, it may nevertheless be revoked by written notice to either of the persons named as a proxy or the Secretary of the Company at any time before it is exercised, by voting in person at the meeting or by giving a later proxy. This proxy statement and the enclosed forms of proxy are being mailed on or about March 24, 1997.

     The Company's principal executive office is located at 475 17th Street, Suite 1500, Denver, Colorado 80202, and its telephone number is (303) 292-0900.

     At the close of business on March 19, 1997 (the "Record Date"), the Company had outstanding and entitled to vote 6,312,059 shares of Common Stock, $.001 par value (the "Common Stock"), and 1,000,000 shares of Series B Convertible Preferred Stock, $.001 par value (the "Series B Preferred Stock"). The holders of record of such shares on such date will be entitled to one vote at the annual meeting for each share held by them. The holders of Common Stock and the holders of Series B Preferred Stock will vote together as one class on all matters presented at the annual meeting. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock and Series B Preferred Stock entitled to vote at the annual meeting will constitute a quorum. All references to shares of Common Stock in this proxy statement have been adjusted to give effect to the 1 for 10 reverse stock split effected June 3, 1996.

     The Annual Report to Stockholders for the year ended December 31, 1996, including financial statements, is enclosed with this proxy statement.


                           MATTERS TO BE ACTED UPON

     As of the date of this proxy statement, the Board of Directors of the Company knows of no matters other than Proposal 1 and Proposal 2, described below, which are likely to be presented for consideration at the annual meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the meeting. Votes will be counted at the meeting by an election judge to be appointed by the Company prior to the meeting. An abstention or non vote on a matter will not be counted for purposes of determining whether the required vote necessary to approve such matter was received.

PROPOSAL 1 - ELECTION OF DIRECTORS

     At the annual meeting, the holders of Common Stock and the holders of Series B Preferred Stock will be asked to consider and act upon a resolution to elect five members of the Board of Directors. Directors will be elected by a plurality of votes.

PROPOSAL 2 - APPROVAL OF 1997 STOCK OPTION PLAN

     At the annual meeting, the holders of Common Stock and the holders of Series B Preferred Stock will be asked to consider and act upon the approval of the Board of Directors' recommendation to approve and adopt the 1997 Stock Option Plan (the "1997 Plan"). The affirmative vote, either in person or by proxy, of the holders of more than 50% of the shares of Common Stock and Series B Preferred Stock outstanding as of the Record Date, voting as one class, is necessary to approve and adopt the 1997 Plan. Accordingly, if a stockholder abstains from voting certain shares on the approval and adoption of the 1997 Plan, or a beneficial owner fails to deliver written instructions to his nominee holder of shares so that the nominee holder is not able to vote such shares, it will have the effect of a negative vote.


                                  PROPOSAL 1
                             ELECTION OF DIRECTORS


     At the meeting, five directors are to be elected to hold office until the 1998 annual meeting of stockholders or until their successors are elected and qualified. The Company's Articles of Incorporation, as amended, provides that the number of directors shall be fixed by the Board of Directors, but shall not be less than three members. The Board of Directors is now comprised of five members, as fixed by the Board of Directors. The nominees for consideration by holders of Common Stock and Series B Preferred Stock are identified below under "Management".

     Proxies for shares of Common Stock and Series B Preferred Stock may not be voted for a greater number of persons than the number of nominees named in this proxy statement. It is the intention of the persons named in the enclosed forms of proxy to vote such proxy FOR the election of the nominees named below unless authorization is withheld on the proxy. Management does not contemplate that any nominee will be unable or unwilling to serve as a director or become unavailable for any reason, but if such should occur before the meeting, a proxy voted for any such individual will be voted for another nominee to be selected by management.

     The enclosed forms of Common Stock and Series B Preferred Stock proxies provide a means for holders of Common Stock and Series B Preferred Stock to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all such nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a holder of Common Stock or Series B Preferred Stock does not specify otherwise, the shares represented by such stockholder's proxy will be voted for the nominees listed therein or, as noted above, for other nominees selected by management. The withholding of authority or abstention will have no effect upon the election of directors by holders of Common Stock and Series B Preferred Stock because under Washington law directors are elected by a plurality of the votes cast, assuming a quorum is present. The presence of a majority of the outstanding shares of Common Stock and Series B Preferred Stock will constitute a quorum. The shares held by each holder of Common Stock and Series B Preferred Stock who signs and returns the enclosed form of Common Stock or Series B Preferred Stock proxy, as applicable, will be counted for purposes of determining the presence of a quorum at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES TO THE BOARD OF
                                              ---
DIRECTORS IDENTIFIED BELOW.

                                  MANAGEMENT


DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

     The following table provides information as of March 1, 1997, with respect to each of the Company's directors and executive officers:

                                                                      Served as Executive
                                                                          Officer or
             Name                      Age      Position                Director Since
             ----                      ---      --------              -------------------
                                          DIRECTORS


        Kyle R. Miller                 44   Chairman, President and          1992
                                             Chief Executive Officer

        Richard F. Conway/(1)(2)/      43   Director                         1995

        Arthur J. Pasmas/(1)(2)/       62   Director                         1994

        Thomas J. Trzanowski           58   Director                         1996

        Paul C. Schorr IV/(1)(2)/      29   Director                         1996

                                  OTHER EXECUTIVE OFFICERS

        Bill I. Pennington             45   Vice President and               1994
                                             Chief Financial Officer

        John E. Dyer                   34   Vice President and               1993
                                             Chief Operating Officer

        Michael J. Stevens             31   Secretary and Treasurer          1993

--------------------------------------

(1)  Member of the Audit Committee.

(2)  Member of the Compensation Committee.

     KYLE R. MILLER. Mr. Miller has served as President, Chief Executive Officer and a Director of the Company since December 10, 1992. He was Chairman of the Board of Directors from December 10, 1992 until September 21, 1994, and was reappointed Chairman on October 1, 1996. For the five years prior to becoming President and Chief Executive Officer of the Company, Mr. Miller was engaged in oil and gas exploration through his own company, Miller Oil Company.

     RICHARD F. CONWAY.   Mr. Conway has served as Vice President of Smith
Management Company, New York, New York, a private company engaged in various businesses and investments, including oil and gas, since August 1994. Prior thereto, he was Senior Vice President of Needham & Company, Inc., a New York - based investment banking firm, for approximately two and one-half years. Mr. Conway also has over eight additional years of investment banking experience. He is also a director of Hawaiian Airlines, Inc., a publicly traded airline.

     ARTHUR J. PASMAS. Mr. Pasmas has served as Vice President of Smith Management Company, New York, New York, a private company engaged in various businesses and investments, including oil and gas, since 1987. Prior thereto, he was the founder in 1968, and served as President and Chief Executive Officer, of Resources Investment Corporation until it was acquired by Smith Management Company in 1987. He currently manages various oil and gas investments for Smith Management Company from offices in Houston, Texas, and also serves as Chairman of the Board of GOEX International, Inc., Cleburne, Texas, and as a director of Regency Health Services, Inc., Tustin, California, a publicly traded health care company.

     THOMAS J. TRZANOWSKI. Mr. Trzanowski has served as president and a director of Pengo Realty Group, Inc., New York, New York, a private real estate holding company engaged in real estate investments, since June 1994. He has also served as President and a director of Spire Realty Group, Inc., Houston, Texas, a private property management company, since July 1989. Both companies are wholly owned subsidiaries of Smith Management Company. Mr. Trzanowski also served as Treasurer of Smith Management Company from November 1983 through December 1994.

     PAUL C. SCHORR IV.  Mr. Schorr has served as Vice President of
Citicorp Venture Capital, New York, New York, a wholly-owned subsidiary of Citibank engaged in private equity investing, since June 1996. Prior thereto, he was a management consultant with McKinsey & Company, Inc., from September 1993 until June 1996. Mr. Schorr graduated from Harvard Business School with honors in 1993. He also serves as a director of Fairchild Semiconductor Corporation, a private company based in Portland, Maine.

     BILL I. PENNINGTON.  Mr. Pennington has served as Chief Financial
Officer of the Company since September 21, 1994, and as Vice President since March 22, 1996. He served as a director of the Company from September 21, 1994 until September 25, 1996 and as Treasurer of the Company from September 21, 1994 until March 22, 1996. He also served as President, Chief Operating Officer and a Director of Lomax Exploration Company, now known as Inland Production Company ("IPC"), from May 1987 until Inland's acquisition of IPC on September 21, 1994. From March 1986 until May 1987, Mr. Pennington was a manager with the accounting firm of Coopers & Lybrand in Houston, Texas. From 1983 through 1986, Mr. Pennington was an Executive Vice President and a director of Texas General Petroleum Corporation, a Texas corporation. Mr. Pennington is a certified public accountant.

     JOHN E. DYER. Mr. Dyer has been Chief Geologist of the Company since March 1, 1993, Vice President of the Company since April 28, 1993 and Chief Operating Officer of the Company since March 22, 1996. From January 1992 until his association with the Company he was an independent consulting geologist to the oil and gas industry for various companies. From March 1988 through December 1991, he was the Chief Geologist for Miller Oil Company.

     MICHAEL J. STEVENS.  Mr. Stevens has been the Controller of the
Company since June 28, 1993 and the Secretary since September 30, 1993. He was the Treasurer of the Company from September 30, 1993 until September 21, 1994, and was reappointed as Treasurer on March 22, 1996. Prior to his association with the Company, for the past five years he was an auditor with Coopers & Lybrand (4.5 years) and senior internal auditor (0.5 years) at Diversified Energy, Inc., a publicly traded oil and gas company in Minneapolis, Minnesota. Mr. Stevens is a certified public accountant.

     The Company has an Audit Committee and Compensation Committee. The Company does not have a nominating committee.

     The Compensation Committee recommends and approves salaries of executive officers. Its current members are Messrs. Pasmas, Conway and Schorr. It took five actions by written consent and held two meetings in 1996.

     The Audit Committee reviews financial press releases and earnings reports and recommends to the Board the independent public accountants to be used by the Company. Its current members are Messrs. Pasmas, Conway and Schorr. The Audit Committee took one action by written consent in 1996.

     The Board of Directors of the Company held a total of four meetings during 1996 and took eight actions by written consent. The Company's non-employee directors are paid $500 for each meeting attended. Directors are also reimbursed for reasonable expenses incurred in connection with attendance at
Board or committee meetings.   Effective August 29, 1994, the stockholders of
the Company approved an amendment to the Company's stock option plan to provide for the grant of an option for 1,000 shares of Common Stock to each non-employee director upon the date of initial election and upon the date of each reelection to the Board. There are no available shares for grant under the Company's option plan, but the Board expects to continue to approve the grant of an option for 1,000 shares of Common Stock to each non-employee director upon the date of reelection to the Board.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or upon written representations received by the Company, the Company is not aware of any failure by any officer, director or beneficial owner of more than 10% of the Company's Common Stock to timely file with the Securities and Exchange Commission any Form 3, 4 or 5 relating to 1996, except that each of Kyle R. Miller, Bill I. Pennington and John E. Dyer failed to timely file a Form 4 to report the grant of a warrant by the Company to each of them, and Richard F. Conway filed late one Form 4 reporting his wife's purchase of 1,000 shares of Common Stock.

CERTAIN TRANSACTIONS

     Pengo Securities Corp. ("Pengo") has entered into two Registration
Rights Agreement with the Company pursuant to which the Company has agreed to register for resale certain shares of Common Stock owned by Pengo and Arthur J. Pasmas at the Company's expense and certain other shares at the expense of Pengo and Arthur J. Pasmas. During 1994, Pengo requested the Company register 600,000 shares of Common Stock for resale by Pengo at the Company's expense, which aggregated approximately $5,663.

     Pengo has entered into a Registration Rights Agreement with the Company in connection with the purchase by Pengo of 1,200,000 shares of Common Stock for an aggregate purchase price of $6 million ($5.00 per share) pursuant to which the Company has agreed to register for resale such shares of Common Stock at the Company's expense. To date, Pengo has not requested the Company register any of such shares for resale.

     Effective July 1, 1995, Randall D. Smith ("Smith"), Inland and IPC, entered into a Farmout Agreement pursuant to which IPC agreed to farmout to Smith 40-acre drill sites and Smith agreed to expend approximately $6,800,000 to drill wells on such drill sites between July 1, 1995 and December 31, 1995. Pursuant to the Farmout Agreement, 21 wells were drilled and funded by Smith, 20 of which were producing wells and one of which was a dry hole. IPC earned a supervisory fee of $25,000, proportionately reduced to IPC's working interest ownership in the drill site, for each well drilled, for an aggregate of $326,178 in supervisory fees in 1995. The Farmout Agreement provided that Smith would reconvey the drill sites to IPC once Smith had recovered from production an amount equal to 100% of his expenditures, including supervisory fees and severance and production taxes, plus an additional sum equal to an annual 22% rate of return on all such sums expended by Smith ("Payout"). On November 22, 1995, Inland, IPC and Smith entered into an Option Agreement pursuant to which Smith granted to IPC the option to reacquire the drill sites on March 10, 1997 by issuing that number of shares of Common Stock valued at $5.00 per share (the market price on November 22, 1995), which, based upon such valuation, would equal the amount necessary for Smith to achieve Payout. If Inland and IPC failed to exercise such option, Smith was given an option, exercisable prior to expiration of the third business day following March 10, 1997, to purchase that number of shares of Common Stock which, based on a valuation of $5.00 per share, would equal an amount that would cause Smith to achieve Payout. In the event Smith elected to purchase such shares, Inland agreed to register the shares upon Smith's request and to pay all expenses of such registration. Prior to June 1, 1996, Smith transferred a portion of his interests in the farmout wells, the Farmout Agreement and Option Agreement to Jeffrey A. Smith and John W. Adams (collectively, with Smith, the "Farmout Stockholders"). The Farmout Stockholders transferred all of said interests to Farmout, Inc. ("Farmout") prior to June 1, 1996.

     On June 12, 1996, Smith Management Company, Inc. an affiliate of Smith ("Smith Management") (an affiliate of Smith), Farmout, the Farmout Stockholders, Inland and IPC entered into an agreement (the "Purchase Agreement") pursuant to which the Farmout Stockholders transferred one hundred percent (100%) of the outstanding capital stock of Farmout to Inland in exchange for 1,309,880 shares (the "Farmout Shares") of Common Stock, with such transfer to be effective June 12, 1996, but with the Farmout Shares not to be delivered by Registrant to the Farmout Stockholders until January 2, 1997. The effect of the Purchase Agreement was to accelerate the March 10, 1997 acquisition date for the 20 producing wells which IPC had the right to acquire under the Option Agreement. Consequently, Inland has, through its acquisition of the outstanding stock of Farmout, indirectly acquired these wells. Inland also has agreed to register the Farmout Shares upon the request of the Farmout Stockholders and to pay all expenses of such registration.

     Pursuant to the Purchase Agreement, Smith Management also agreed to purchase 950,000 shares of a newly designated series of preferred stock of Inland (the "Series B Preferred Stock") which has 1,000,000 shares designated in the series. Smith Management assigned this right to Pengo Securities Corp., which purchased the 950,000 shares. Arthur J. Pasmas ("Pasmas"), a director of Inland and a Vice President of Smith Management, entered into a similar agreement with Inland on June 12, 1996 pursuant to which he agreed to purchase the remaining 50,000 shares of Series B Preferred Stock. The Series B Preferred Stock was issued by Inland to Pengo Securities Corp. and Pasmas for cash of $10 per share (an aggregate of $10,000,000) on July 31, 1996. The Series B
Preferred Stock bears a dividend of 12% per annum on the Redemption Price (defined below); has a liquidation preference over Common Stock equal to $10.00 per share plus any accumulated and unpaid dividends; is redeemable at a "Redemption Price" equal to $10.00 per share, plus accumulated and unpaid dividends; is convertible at a "conversion price" of $6.27 per share (divided into the Redemption Price) subject to certain anti-dilution adjustments; and is entitled to one vote per share of Series B Preferred Stock on all matters submitted to the stockholders of Inland and votes with the Common Stock as one voting group or class, and not as a separate voting group or class, except where required by law or except with regard to various amendments to Inland's Articles of Incorporation affecting the Series B Preferred Stock or creating another series of preferred stock with rights equal to or greater than the rights of the Series B Preferred Stock. Each holder of Series B Preferred Stock may, at his or its option, elect to take dividends in the form of shares of Common Stock, rather than cash, at the then-current "conversion price." Each holder of Series B Preferred Stock has presently elected to take dividends in Common Stock, subject to their right to change such election upon six months' advance notice. During 1996, 79,745 shares of Common Stock were accrued for issuance as dividends, and no dividends on Series B Preferred Stock were accumulated or in arrears at December 31, 1996. If at any time prior to July 31, 1998, (i) Inland sells all or substantially all of its assets other than in the ordinary course of business, (ii) Inland merges or consolidates with or into another person,
(iii) a change of control of Inland occurs or (iv) Inland is liquidated or dissolved, the holders of Series B Preferred Stock will be entitled to a full two years of accumulated dividends in calculating amounts payable upon redemption or the number of shares of Common Stock issuable upon conversion, as the case may be. Inland has agreed to register the shares of Common Stock issuable upon conversion of the Series B Preferred Stock upon the request of Pengo Securities Corp. or Pasmas, and to pay all expenses of such registration. The Series B Preferred Stock is redeemable at any time by Inland by payment of the Redemption Price of $10.00 per share, unless converted by the holder of Series B Preferred Stock.

EXECUTIVE COMPENSATION

     The following tables set forth the compensation paid by Inland (and its subsidiary, IPC) for services rendered during the fiscal years ended December 31, 1996, 1995 and 1994, and the number of options granted, to the Chief Executive Officer of Inland and each of the executive officers named below, and the value of the unexercised options held by such officers on December 31, 1996:



                          SUMMARY COMPENSATION TABLE


                                                            Long Term
                                    Annual Compensation    Compensation
                                    -------------------     Securities
      Name and                                              Underlying
     Principal                                              Options or          All Other
      Position                Year    Salary     Bonus       Warrants      Compensation/(1)(2)(3)/
     ---------                ----   --------   -------    ------------    -----------------------
Kyle R. Miller,               1996   $180,000   $45,000       100,000             $71,924
President and                 1995    180,000         -        31,250               7,738
  Chief Executive Officer     1994    180,000    15,000       119,848               6,907

Bill I. Pennington,           1996    137,500    34,375        50,000               2,043
Vice President and            1995    137,500         -             -               1,884
  Chief Financial Officer     1994    123,905         -        20,000              10,268

John E. Dyer,                 1996    109,400    34,375        50,000               4,609
Vice President and            1995     80,600         -        37,500               2,265
  Chief Operating Officer     1994     75,000     6,250             -               1,816

-------------------

(1) The amounts in this column for Mr. Miller include $2,000 in directors' fees for attending four Board meetings during 1994, disability insurance premiums and club membership in 1996, 1995 and 1994 of $3,547, $5,272 and $4,907, respectively, $2,723 and $2,466 in 1996 and 1995, respectively, representing a matching contribution by the Company under the 401(k) Plan, a $7,000 car allowance in 1996, a payout of accrued vacation time of $8,654 in 1996 and a $50,000 payment in 1996 for canceling his old employment agreement and entering into a new one.

(2) The amounts in this column for Mr. Pennington include club allowance of $4,500 in 1994, medical insurance reimbursements of $497 in 1994, moving expenses of $5,271 for 1994, and $2,043 and $1,884 in 1996 and 1995,
     respectively, representing a matching contribution by the Company under the 401(k) Plan.

(3) The amounts in this column for Mr. Dyer include a payout of accrued vacation time in 1996 of $3,391, matching contributions by the Company under the 401(k) Plan of $1,218 and $1,128 in 1996 and 1995, respectively, and club membership in 1995 and 1994 of $1,137 and $1,816, respectively.

-------------------

                                OPTION/SAR GRANTS TABLE
                      (OPTION/WARRANT/SAR GRANTS IN LAST FISCAL YEAR)

                       Number of
                      Securities      Percent of
                      Underlying        Total
                      Options or   Option/Warrant                  Market Price
                       Warrants       Granted to     Exercise or      on Date
                        Granted     Employees in      Base Price     of Grant     Expiration
      Name                 #         Fiscal Year        ($/Sh)        ($/Sh)         Date
      ----            ----------   --------------    -----------   ------------   ----------
Kyle R. Miller          100,000         38.9%           $6.27          $5.00        5/22/06

Bill I. Pennington       50,000         19.4%            6.27           5.00        5/22/06

John E. Dyer             50,000         19.4%            6.27           5.00        5/22/06


                AGGREGATED OPTION/WARRANT/SAR EXERCISES IN LAST FISCAL
                         YEAR AND FY-END OPTION/SAR VALUES

                                                                         Value of
                                                                       Unexercised
                                              Number of Securities     In-the-Money
                        Shares               Underlying Unexercised  Options/Warrants/
                       Acquired     Value    Options/Warrants/SARs     SARs at 1996
                      on Exercise  Realized    at 1996 FY-End(1)          FY-End
     Name                 #           $                #                     $
     ----             -----------  --------  ----------------------  -----------------
Kyle R. Miller           None        None            323,911             $1,132,405

Bill I. Pennington       None        None             70,000                210,250

John E. Dyer             None        None             90,500                249,811

--------------------

(1) All options and warrants were exercisable at December 31, 1996. Value is based on the closing bid price of $8 3/8 per share on December 31, 1996. All warrants were in-the-money on December 31, 1996.

--------------------

EMPLOYMENT AGREEMENTS

     On June 1, 1996, Kyle R. Miller, Bill I. Pennington and John E. Dyer entered into one-year employment agreements with the Company to serve as President and Chief Executive Officer (Mr. Miller), Vice President and Chief Financial Officer (Mr. Pennington) and Vice President and Chief Operating Officer (Mr. Dyer). Under their respective employment agreements, Messrs. Miller, Pennington and Dyer will receive an annual base salary of $180,000, $137,500 and $137,500, respectively, and Mr. Miller will also receive a monthly car allowance of $1,000. Such agreements also entitle each person to participate in all employee benefit plans and programs of the Company. Each employment agreement automatically renews for successive one year periods, unless terminated by the Company for cause or without cause, or by the employee. If terminated without cause by the Company, the Company is required to pay Mr. Miller 150% of his base salary and bonus paid during the calendar year preceding termination, and to pay Messrs. Pennington and Dyer 100% of their respective base salaries and bonuses paid during the preceding 12 months. Each agreement also provides that if the employee is permanently disabled during the term of the agreement, he will continue to be employed at 50% of his base salary until the first to occur of his death, expiration of 12 months, or expiration of the then-current term of the employment agreement. Each employee also agreed not to compete, directly or indirectly, against the Company for a period of one year following termination of his employment, within a 100 mile radius of any oil or gas property owned by the Company. Mr. Miller also agreed, as part of his employment agreement, to the termination of his warrant agreement dated July 23, 1993 pursuant to which he was entitled to be granted a five-year warrant equal to 5% of the number of shares, options or warrants issued or granted by the Company at any time during the term of such agreement, and the Company and Mr. Miller agreed that all prior warrants granted under such warrant agreement would expire June 1, 2003.

                                  PROPOSAL 2
                      APPROVAL OF 1997 STOCK OPTION PLAN

GENERAL

     The Company's Board of Directors has approved, and recommends that the stockholders approve, the adoption of the 1997 Stock Option Plan (the "1997 Plan") under which the Company will reserve 500,000 shares of Common Stock for issuance to key employees, directors and consultants of the Company pursuant to options granted by the Board of Directors (or a committee of the Board of Directors, if appointed) during the term of the Plan. Following is a description of the 1997 Plan.

     The purposes of the 1997 Plan are to encourage key employees, directors and consultants of the Company and its subsidiaries to acquire a proprietary interest in the Company and thus share in the future success of the Company's business; to enable the Company, by offering comparable incentives, to attract and retain quality management personnel, directors and consultants who are in a position to make important and direct contributions to the success of the Company; and to promote a closer identity of interests between the Company's employees, directors and consultants and its stockholders. The maximum number of shares reserved for issuance and subject to option under the 1997 Plan will be 500,000 shares of Common Stock. Under the 1997 Plan, officers, key employees, directors and consultants of the Company and its subsidiaries will be eligible to receive options to purchase Common Stock. The exercise period of each option will be determined by the Board of Directors, but no option shall have a term longer than ten years. Options granted under the 1997 Plan may be either Incentive Stock Options or options that are not intended to be Incentive Stock Options ("Nonqualified Stock Options"). The Board of Directors is authorized to designate the recipients of options, the dates of grants, the number of shares subject to options, the option price, the terms of payment upon exercise of the options, and the time during which the options may be exercised. The Board of Directors may delegate its authority to a committee of the Board of Directors from time to time under the Plan.

     The 1997 Plan will continue for a period of ten years and no options will be granted on or after April 30, 2007. All options granted prior to that time will remain in effect in accordance with their terms. In the event of any future change in the Company's Common Stock as a result of stock splits or stock dividends, or combinations or exchanges of stock, or otherwise, the number of shares available for option and subject to any option and the price per share of shares subject to any option may be proportionately adjusted by the Board of Directors, which will administer the 1997 Plan, subject to its power to delegate authority from time to time to a committee of the Board of Directors to administer the 1997 Plan.

     The 1997 Plan provides a "formula award" grant of options to directors equal to 1,000 shares of Common Stock upon the date of initial election to the Board of Directors and upon the date of each reelection to the Board of Directors at an exercise price equal to the fair market value of the Common Stock on the business day preceding the date of election or reelection. The Board of Directors may also grant discretionary options to directors, in addition to the "formula award" options.

     The Board of Directors has full power to select optionees from among the officers, key employees, directors and consultants of the Company and its subsidiaries, and to specify the terms and conditions of any option granted under the 1997 Plan; however, no option may be granted at an exercise price less than 85% of the fair market value of the Company's Common Stock on the business day preceding the date of the grant of such option. No option may be exercisable more than ten years after the date of its grant, but options may have differing permissible exercise periods.

     The Board of Directors may not grant an Incentive Stock Option to any consultant who is not a salaried employee of the Company, or any of its subsidiaries, nor may it grant an Incentive Stock Option to any stockholder who at the time of the grant beneficially owns more than 10% of the Company's outstanding voting securities, unless such option has an exercise price at the time of the grant of at least 110% of the fair market value of the Common Stock, and the option is not exercisable for more than five years from the date of grant. Incentive Stock Options may not be granted to any person when the effect would be to permit such person to first exercise options, in any calendar year, for the purchase of shares of Common Stock having a fair market value in excess of $100,000 (determined at the time of the grant of the options).

     Incentive Stock Options and Nonqualified Stock Options may not be transferred except by will or the laws of descent and distribution, and during the lifetime of the optionee to whom granted, may be exercised only by such optionee. Incentive Stock Options and Nonqualified Stock Options may be exercised by the optionee within three months after termination of employment, directorship or consulting relationship (unless the option expires earlier by its terms), unless such termination was due to death or disability of the optionee. In the event of the death of an optionee holding an Incentive Stock Option or Nonqualified Stock Option while employed by, or serving as a director or consultant of, the Company the option shall be exercisable by the person or persons to whom such optionee's rights pass by will or by the laws of descent and distribution at any time prior to the expiration date of the option or within one year after the date of such death, whichever is earlier, but only to the extent the optionee had the right to exercise such Incentive Stock Option or Nonqualified Stock Option on the date of his death. In the event of the disability of an optionee holding an Incentive Stock or Nonqualified Stock Option while employed by, or serving as a director or consultant of, the Company, which results in termination of such optionee's employment, directorship or consulting relationship, the Board of Directors may allow an Incentive Stock Option or Nonqualified Stock Option to be exercisable by the optionee at any time prior to the expiration date of the Incentive Stock Option or Nonqualified Stock Option or within one year after the date of such termination, whichever is earlier, but only to the extent the optionee had the right to exercise such option at the date of such termination.

     The Board of Directors may amend the 1997 Plan at any time in any manner; however, no amendment may, without the approval of the Company's stockholders increase the maximum number of shares issuable under the 1997 Plan except in the case of certain capital adjustments.

     As of the date of this Proxy Statement, there were approximately 49 persons eligible to receive Incentive Stock Options and Nonqualified Stock Options under the 1997 Plan, consisting of four executive officers, four non-officer directors and 41 other employees.

     The Company has one additional stock option plan, the Amended 1988
Stock Option Plan (the "1988 Plan"), under which 212,800 shares are reserved for issuance. As of the date of this Proxy Statement, options had been granted for the full 212,800 shares reserved under the 1988 Plan. The Board of Directors also administers the 1988 Plan.

     The closing "bid" and "ask" prices of the Common Stock on February 28, 1997 were $8.63 and $9.13, respectively.

FEDERAL INCOME TAX CONSEQUENCES

     There are no federal income tax consequences to the optionee or the Company upon the grant of stock options under the 1997 Plan. The federal tax consequences upon exercise will vary depending on whether the option is an Incentive Stock Option or a Nonqualified Stock Option.

     INCENTIVE STOCK OPTIONS.  When an optionee exercises an Incentive
Stock Option, the optionee will not at that time recognize any income, nor will the Company be entitled to a deduction. The optionee will recognize capital gain or loss at the time of disposition of the shares acquired through the exercise of an Incentive Stock Option if the disposition occurs more than two years after the option was granted and if the shares have been held more than one year after it was exercised. The Company will not be entitled to a tax deduction if the optionee satisfies these holding requirements. The net federal income tax effect to the holder of Incentive Stock Options is to defer, until the acquired stock is sold, taxation of any increase in the stock's value from the time of grant of the option to the time of its exercise, and to tax such gain, at the time of sale, at capital gain rates rather than at ordinary income rates.

     If the holding requirements are not met, then upon sale of the shares the optionee generally recognizes as ordinary income the excess of the fair market value of the shares at the date of exercise over the exercise price, and any increase in the value of the option stock subsequent to exercise is long or short-term capital gain to the optionee depending on the optionee's holding period for the stock. However, if the sale is for a price less than the value of the shares on the date of exercise, the optionee might recognize ordinary income only to the extent the sales price exceeded the option price. In either case, the Company is entitled to a business expense deduction to the extent of ordinary income recognized by the optionee.

     NONQUALIFIED STOCK OPTIONS. When an optionee exercises a Nonqualified Stock Option, the optionee recognizes ordinary income in the amount of the excess of the fair market value of the shares received upon exercise over the aggregate amount paid for those shares, and the Company may deduct as an expense the amount of income so recognized by the optionee. For capital gains purposes, the holding period of the shares begins upon the exercise of the option, and the optionee's basis in the shares is equal to the fair market value of the shares on the date of exercise.

     If, upon exercise of a Nonqualified Stock Option, the optionee pays all or part of the purchase price by delivering to the Company shares of already-owned stock, there are no federal income tax consequences to the optionee or the Company to the extent of the number of shares so delivered. As to any additional shares issued, the optionee recognizes ordinary income equal to the aggregate fair market value of the additional shares received, less any cash paid to the Company, and the Company is allowed to deduct as an expense the amount of such income. For purposes of calculating tax upon disposition of the shares acquired, the holding period and basis of the new shares, to the extent of the number of old shares delivered, is the same as for those old shares. The holding period for the additional shares begins on the date the option is exercised, and the basis in those additional shares is equal to the taxable income recognized by the optionee, plus the amount of any cash paid to Inland.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR APPROVAL AND
                                                             ---
ADOPTION OF THE 1997 PLAN DESCRIBED ABOVE.



          PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT


     The following table sets forth certain information regarding the ownership of Common Stock and Series B Preferred Stock as of February 28, 1997, by each stockholder known to the Company to own beneficially more than five percent of the outstanding Common Stock or Series B Preferred Stock, each current director, and all executive officers and directors of the Company as a group, based on information provided to the Company by such persons. Except as otherwise stated, each such person has sole investment and voting power with respect to the shares set forth in the table:

                                        Series B
                                      Preferred Stock                        Common Stock
                                      ---------------       -----------------------------------------------
                                                                                  Number of Shares-
                                                                                      Assuming
                                      Number             Number                    Conversion of
       Name and Address                 of                 of                   Series B Preferred
     of Beneficial Owner              Shares  Percent    Shares      Percent      Stock by Holder     Percent
     -------------------             -------  -------   -------     ---------   ------------------    -------
Randall D. Smith/(1)/                950,000    95.0    3,232,893      51.2           4,823,803         61.0
  Pengo Securities Corp.
  885 Third Ave., 34th Floor
  New York, New York 10022

Citicorp Venture Capital Ltd./(2)/         -       -      544,078       8.6             544,078          8.6
  Citicorp
  Citibank, N.A.
  399 Park Ave.
  Floor 14/Zone 4
  New York, New York

Kyle R. Miller/(3)/                        -       -      449,054       6.7             449,054          6.7
  475 17th Street
  Suite 1500
  Denver, Colorado  80202

Arthur J. Pasmas/(1)(3)/              50,000     5.0      125,470       2.0             209,202          3.3
  5858 Westheimer, Suite 400
  Houston, Texas  77057

Richard F. Conway/(1)(4)/                  -       -        7,000         *               7,000            *
  885 Third Ave., 34th Floor
  New York, New York 10022

Thomas J. Trzanowski/(1)(5)/               -       -        2,000         *               2,000            *
  1010 Lamar Street, Suite 550
  Houston, Texas 77002

Paul C. Schorr IV/(2)/                     -       -            -         -                   -            -
  339 Park Avenue
  14th Floor, Zone 4
  New York, New York 10043


                                        Series B
                                      Preferred Stock                        Common Stock
                                      ---------------       -----------------------------------------------
                                                                                 Number of Shares-
                                                                                      Assuming
                                      Number             Number                    Conversion of
       Name and Address                 of                 of                   Series B Preferred
     of Beneficial Owner              Shares  Percent    Shares      Percent      Stock by Holder     Percent
     -------------------             -------  -------   -------     ---------   ------------------    -------
All Executive Officers and            50,000    5.0    1,037,653       14.8          1,121,385          15.8
  Directors as a Group
  (8 persons)/(3)/

-------------------

*    Less than 1%

(1) Pengo Securities Corp. owns of record and beneficially 2,250,483 shares of Common Stock and 950,000 shares of Series B Preferred Stock. Randall D. Smith is deemed to also beneficially own the shares owned of record by Pengo. Pengo has the right to designate up to two nominees to the Company's Board of Directors for as long as it owns 600,000 or more shares, and one nominee for as long as it owns 300,000 or more shares but less than 600,000 shares. Arthur J. Pasmas and Richard F. Conway, Vice Presidents of Smith Management Company, Inc., an affiliate of Pengo, are such nominees. Thomas J. Trzanowski is the President of two wholly owned subsidiaries of Smith Management Company, Inc. Messrs. Pasmas, Conway and Trzanowski disclaim beneficial ownership of the shares of the Company's Common Stock and Series B Preferred Stock owned by Pengo and Pengo disclaims beneficial ownership of the shares of the Company's Common Stock and Series B Preferred Stock owned by Messrs. Pasmas, Conway and Trzanoswki and their respective shares are not included in the table in the shares owned by the other.

(2) Citicorp Venture Capital Ltd. is the record and beneficial owner of the shares, which may also be deemed to be beneficially owned by its parent,
     Citibank, N.A., and by Citicorp, the parent of Citibank, N.A.   Paul G.
     Schorr is Vice President of Citicorp Venture Capital Ltd. Mr. Schorr disclaims beneficial ownership of the shares of the Company's Common Stock owned by Citicorp Venture Capital Ltd.

(3) Includes shares issuable under outstanding stock options and warrants granted to Messrs. Miller, Pasmas, Conway, and all executive officers and directors as a group for 393,911, 3,000, 1,000 and 708,851 shares, respectively.

(4) Includes 1,000 shares of Common Stock owned of record and beneficially by Mr. Conway's spouse.

(5)  These shares are owned by Mr. Trzanowski's spouse.

-------------------


                         STOCKHOLDER PROPOSALS FOR THE
                      1998 ANNUAL MEETING OF STOCKHOLDERS


     Proposals of stockholders must be received by the Company at its principal executive office at 475 17th Street, Suite 1500, Denver, Colorado 80202, by November 25, 1997 for inclusion in the Company's proxy statement and form of proxy relating to the 1998 annual meeting of stockholders.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS


     Arthur Andersen LLP served as the Company's principal independent public accountants for 1996 and has been selected by the Company to serve in 1997. Representatives of Arthur Andersen LLP are expected to be present at the 1997 annual meeting of stockholders with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Coopers & Lybrand LLP served as the Company's independent public accountants for 1995, but effective October 4, 1996, the Company dismissed Coopers & Lybrand LLP and engaged Arthur Andersen LLP. There were no disagreements with Coopers & Lybrand LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to its satisfaction, would have caused it to make reference to such disagreement in its report. A copy of a letter from Coopers & Lybrand LLP, addressed to the Securities and Exchange Commission, concurring with the Company's statements herein has been filed with the Securities and Exchange Commission. Neither of the reports of Coopers & Lybrand LLP on the Company's financial statements for the Company's fiscal years ended December 31, 1995 and 1994 contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles. The decision to change the Company's principal independent accountant was approved by the Audit Committee of the Board of Directors of the Company.

                                 OTHER MATTERS


     The cost of solicitation of proxies in the accompanying form will be paid by the Company. In addition to solicitation by use of the mails, certain officers and employees of the Company may solicit the return of proxies by telephone, telegram or personal interviews.

                                          By Order of the Board of Directors

                                          Michael J. Stevens
                                          Secretary


March 24, 1997

                            1997 STOCK OPTION PLAN
                                      OF
                             INLAND RESOURCES INC.


     1. PURPOSE. This 1997 Stock Option Plan (the "Plan") of Inland Resources Inc. (the "Company") is adopted effective April 30, 1997, subject to approval of the Plan by the stockholders of the Company at the 1997 Annual Meeting of Stockholders. The purposes of the Plan are (a) to encourage key employees, directors and consultants of the Company, as well as key employees, directors and consultants of any current or after-acquired subsidiary corporation, to acquire a proprietary interest in the Company and thus share in the future success of the Company's business; and (b) to enable the Company, by offering comparable incentives, to attract and retain outstanding management personnel, directors and consultants who are in a position to make important and direct contributions to the success of the Company; and (c) to promote a closer identity of interests between the Company's employees, directors and consultants and its stockholders.

     2. STOCK OPTIONS. Options granted under this Plan shall qualify either as Incentive Stock Options ("ISOs") as defined in Section 422(b) of the Internal Revenue Code of 1986 as now stated or hereafter amended (the "Code"), or Nonstatutory Stock Options ("NSOs"), at the discretion of the Company and as reflected in the terms of the written Option Agreements. The ISOs and NSOs are collectively referred to herein as "Options." If an Option is not specifically designated as an ISO at the date of grant, it shall be deemed an NSO.

     3. SCOPE AND DURATION OF THE PLAN. There will be reserved for sale upon the exercise of Options granted under this Plan Five Hundred Thousand (500,000) shares of the Company's authorized but unissued voting common stock. If an Option expires or terminates for any reason without having been fully exercised, the unpurchased shares will be available for other Options under the Plan. Unless this Plan is terminated earlier pursuant to Section 16 hereof, it shall terminate ten (10) years from its effective date and no Option shall be granted after that date; provided, however, that termination of this Plan will have no effect on the Options previously granted.

     4. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may delegate administration of the Plan from time to time to a committee of the Board that is composed solely of two or more "Non-Employee Directors", as defined in Rule 16b-3 adopted by the Securities and Exchange Commission (the "Commission"), or a committee which otherwise satisfies the requirements of Rule 16b-3 if subsequently amended by the Commission so that Options granted pursuant to the Plan will be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). It is the express intention of the Plan that the administration shall be performed in such a manner that Options granted under the Plan will be exempt from Section 16(b) pursuant to the provisions of Rule 16b-3 or any replacement Rule, and the Board is granted the express power to change the administration of the Plan from time to time in such a manner as it may deem appropriate to ensure that grants of Options under the Plan will be exempt from Section 16(b) under Rule 16b-3, as subsequently amended, or any replacement Rule adopted by the Commission. If the Board elects to appoint a committee of the Board to administer the Plan, rather than the entire Board administering the Plan, each member of such committee shall be a director of the Company and all members shall be appointed by the Board. From time to time, the Board may increase the size of any such committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution thereof; provided, however, that any such addition or substituted new members of any such committee shall also be directors of the Company. The Board also may at any time remove all members of any such committee and thereafter administer the Plan.

     The Board (or any committee of the Board if one has been appointed and is in place) has the responsibility to adopt such rules and regulations as it deems necessary or desirable for the proper administration of this Plan. Any decision or action taken or to be taken by the Board (or any committee of the Board if one has been appointed and is in place), arising out of or in connection with the construction, interpretation, and administration of this Plan shall, to the extent permitted by law, be within its absolute discretion, but subject to the express provisions of this Plan. Decisions of the Board (or any committee of the Board if one has been appointed and is in place) shall be conclusive and binding upon all recipients of Options and any person claiming under or through any recipient of an Option.

     5. CLASSES OF AWARD: ELIGIBLE PERSONS. Options may be granted to directors, key employees and consultants of the Company and current or future subsidiary corporations who otherwise comply with the requirements of this Plan. The Board (or any committee of the Board if one has been appointed and is in place) has the authority to grant Options pursuant to the following two classes of award:

          (a)  Discretionary Awards.  The Board (or any committee of the Board
               --------------------
     if one has been appointed and is in place) has the authority, subject to the terms of this Plan, to determine key employees, directors and consultants to whom Options shall be granted, the number of shares to be covered by each Option, whether such Option shall be an ISO or NSO, the form of payment, the time or times at which Options shall be granted, and the terms and provisions of the instruments evidencing Options. The term "key employee" shall include officers, executives and supervisory personnel of the Company or any subsidiary. In determining the key employees, directors and consultants to whom Options shall be granted and the number of shares to be issued on the exercise of an Option, the Board (or any committee of the Board if one has been appointed and is in place) shall take into account the duties of the key employees, directors and consultants, their present and potential contributions to the success of the Company and its subsidiary corporations, and such other factors as the Board (or any committee of the Board if one has been appointed and is in place) deems relevant to accomplish the purpose of this Plan. A director of the Company may be granted discretionary Options notwithstanding the fact such person is also eligible to receive Options pursuant to the formula award provided by this Plan. Consultants shall not receive ISOs, but may be eligible to receive NSOs.

          (b)  Formula Awards to Directors.  Directors of the Company who are
               ---------------------------
     not employees of the Company shall be awarded Options to purchase 1,000 shares of common stock upon the date of initial election to the Board and upon the date of each reelection to the Board, with the exercise price to be equal to the Fair Market Value (as defined in Section 6) of such shares on the business day preceding the date of election or reelection.

For purposes of this Plan, subsidiary corporations have the same meaning as contained in Section 424(f) of the Code. Notwithstanding the foregoing provisions, an ISO shall not be granted to an employee who, at the time such ISO is granted, owns directly or indirectly within the meaning of Section 424(d) of the Code (e.g., an individual shall be considered as owning the stock owned,
          ----
directly or indirectly by or for his brothers and sisters, spouse, ancestors, and lineal descendants; and stock owned by a corporation shall be considered as being owned proportionately by its shareholders), more then ten percent (10%) of the total combined voting power of all classes of stock of the Company; provided, however, that said ten percent (10%) limitation shall not apply if at the time such ISO is granted the ISO price (as otherwise specified in Section 6 below) is at least equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the ISO and such ISO by its terms is not exercisable after the expiration of five (5) years following the date such ISO is granted.

     6. EXERCISE PRICE. Subject to the provisions of Section 5 above, the price of the shares of common stock to be issued on exercise of Options shall be not less than (a) the Fair Market Value of such shares on the date an ISO is granted, or (b) eighty-five percent (85%) of the Fair Market Value on the date a NSO is granted. "Fair Market Value" of a share of common stock shall be determined as of any specified date as follows: (i) if the Company's common stock is traded on any United States securities exchange (including the National Market System of the National Association of Securities Dealers, Inc.) the price per share shall be the closing price on such exchange on the business day immediately preceding such date; (ii) if the Company's common stock is not traded on any United States securities exchange, but is traded on any formal over-the-counter quotation system in general use in the United States, the price per share shall be the mean between the closing high bid and low asked quotations on such system at the close of the business day immediately preceding such date; and (iii) if neither subparagraph (i) nor (ii) applies, the Fair Market Value shall be as determined solely by the Board (or any committee of the Board if one has been appointed and is in place) in good faith in accordance with uniform principles consistently applied. Subject to the foregoing, the Board (or any committee of the Board if one has been appointed and is in place), in fixing the Option price, shall have full authority and discretion and their good faith judgment in establishing Fair Market Value and in establishing the purchase price shall be conclusive.

     7. TERM OF OPTIONS. Except as otherwise provided in Section 5, the term of each Option shall be determined by the Board (or any committee of the Board if one has been appointed and is in place), but shall not be for more than ten
(10) years from the date the Option is granted.

     8. LIMITATION ON FAIR MARKET VALUE OF INCENTIVE STOCK OPTIONS EXERCISABLE IN ANY CALENDAR YEAR. No ISO may be granted to an optionee which, when aggregated with all other ISO's granted to such optionee, would result in shares having an aggregate Fair Market Value (determined for each share as of the date of granting of the Option covering such shares) in excess of One Hundred Thousand Dollars ($100,000.00) becoming first available for purchase upon exercise of one or more ISOs during any calendar year.

     9. EXERCISE OF OPTIONS. An Option may be exercised on such terms and conditions as the Board (or any committee of the Board if one has been appointed and is in place) shall determine, subject to the requirements of this Plan. Unless otherwise determined by the Board (or any committee of the Board if one has been appointed and is in place), the price of the shares purchased pursuant to an Option shall be paid in full at the time of exercise in cash or in such other consideration as the Board (or any committee of the Board if one has been appointed and is in place) deems appropriate, including, without limitation, shares of common stock of the Company valued at Fair Market Value (in the manner prescribed in Section 6 above) as of the date of exercise of the Option. No Option may be exercised during the optionee's lifetime unless the optionee is then an employee, director or consultant of the Company or a subsidiary corporation; provided that, in the event the optionee's employment, term as a director or consulting relationship terminates for reasons other than death or disability, the Option may be exercised during the three (3) month period following such termination. Thereafter, the Option shall terminate and be at an end. In the case of disability, the Board (or any committee of the Board if one has been appointed and is in place) may extend the Option for up to one (1) year; and in the event of death, the Option shall be extended for one (1) year as provided in Section 11. Whether an authorized leave of absence, disability, or temporary absence for any other reason constitutes termination for the purposes of this Plan shall be determined by the Board (or any committee of the Board if one has been appointed and is in place).

     10. ADDITIONAL RESTRICTIONS UPON EXERCISE OF OPTIONS. Options may be exercisable either in whole or in part. No less than one hundred (100) shares of common stock may be purchased at any one time unless the number purchased is the total number of shares at that time purchasable under the Option. The Board (or any committee of the Board if one has been appointed and is in place) may impose such other restrictions upon the exercise of the Option or the transfer shares of common stock acquired upon the exercise of the Option as the Board (or any committee of the Board if one has been appointed and is in place) deems necessary to comply with federal and state securities law.

     11. NONTRANSFERABILITY OF OPTIONS. During the lifetime of the optionee, the Option shall be exercised only by the optionee. An Option granted under this Plan is not transferable by the optionee by operation of law or otherwise, except that in the event of death of the optionee while in the employ, or while serving as a director or consultant, of the Company or a subsidiary, an Option granted hereunder may be exercised (subject to the time restrictions set forth in Sections 5 and 7 hereof) at any time within one (1) year after death, by the duly appointed personal representative of the optionee, or by any person or persons who shall acquire such Option directly from the optionee by bequest or inheritance.

     12. ADJUSTMENTS FOR CHANGES IN CAPITALIZATION. Notwithstanding any other provision of this Plan, each instrument evidencing an Option may contain such provision as the Board (or any committee of the Board if one has been appointed and is in place) determines to be appropriate for the adjustment of the number and class of shares of common stock covered by the Option, the Option price, and the number of shares of common stock as to which the Option shall be exercisable at any time, in the event of changes in the outstanding shares of common stock of the Company by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, reorganizations, or liquidations. In the event of any such change in the outstanding shares of common stock of the Company, the aggregate number of shares available under this Plan shall be appropriately adjusted.

     13. EVENTS ACCELERATING EXERCISE OF OPTIONS. If the shares of common stock of the Company are changed into or exchanged for shares of stock of another unrelated corporation or are converted to cash pursuant to a plan of merger, partial or complete liquidation or dissolution, each Option then outstanding (to the extent this Plan is not continued, as adjusted in the manner specified in Section 12 by the successor entity) shall be exercisable, with respect to all the shares of common stock covered thereby and without regard to the time the Option has been outstanding, beginning with the date the Board of Directors approves or authorizes such change or conversion, and ending two (2) days prior to the effective date of such change or conversion.

     14. LOANS TO HOLDERS OF OPTIONS. The Company may, in the sole discretion of the Board of Directors, directly or indirectly, lend money or credit to any employee for the purpose of assisting an optionee in purchasing shares of common stock to be issued upon the exercise of an Option granted under this Plan.

     15. EMPLOYMENT RIGHTS. Nothing in this Plan or any instrument evidencing an Option shall confer upon any employee any right to continue in the employment of the Company or a subsidiary corporation, nor be construed to interfere in any way with the right otherwise available to the Company or a subsidiary corporation to terminate the employee's employment at any time for any reason.

     16. AMENDMENT/TERMINATION. The Board of Directors may amend or terminate this Plan from time to time in such respects as it may deem advisable; provided that any increase in the number of shares subject to the Plan, other than in connection with an adjustment under Section 12, shall require approval at a duly held stockholders' meeting of the holders of a majority of the voting power of the outstanding shares of the Company entitled to vote.

     17. RIGHTS AS A SHAREHOLDER. An optionee, or permitted transferee of an Option upon the death of an optionee, shall have no rights as a stockholder with respect to any shares of common stock covered by an Option until the date of the issuance of a stock certificate to and for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 12 above.

     18. INVESTMENT PURPOSE. Common stock acquired upon the exercise of an Option granted under this Plan may only be resold in the event such stock is registered under the Securities Act of 1933, as amended, or if, in the opinion of responsible counsel for the Company, such stock can be resold without such registration. Unless a registration statement with respect to such stock covering the holder of such Option is then in effect, each certificate issued pursuant to the exercise of such Option shall contain a legend to this effect.

     19. OTHER PROVISIONS. As soon as possible after the adoption of this Plan by the stockholders, Option Agreements for the ISOs and NSOs shall be completed and attached to this Plan as exhibits. The Option Agreements authorized under this Plan may contain such other provisions, including without limitation, restrictions upon the exercise of Options, as the Board (or any committee of the Board if one has been appointed and is in place) shall deem advisable. The ISO Option Agreement shall contain such limitations and restrictions upon the exercise of an ISO as shall be necessary or permitted in order that the ISO will be an "incentive stock option" as defined in Section 422(b) of the Code, or to conform to any change in the law.

     20. COMPLIANCE WITH EXCHANGE ACT. Notwithstanding anything herein to the contrary, Options shall always be granted in such a manner as to conform to the provisions of Rule 16b-3, as subsequently amended, or any replacement Rule adopted under the provisions of Section 16 of the Exchange Act as the same now exists or may, from time to time, be amended, and the Board is granted the express authority to make any such changes or modifications to the Plan, without stockholder approval, as it may determine to be necessary to conform to the provisions of Rule 16b-3, as subsequently amended, or any replacement Rule.

     21. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as Directors, the members of the Board (or any committee of the Board if one has been appointed and is in place) administering this Plan shall be indemnified by the Company against the reasonable expenses, including attorney fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company), or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such Director is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after the institution of any such action, suit or proceeding, the Director shall, in writing, offer the Company the opportunity, at its own expense, to defend the same.

     This Plan is executed this 30th day of April, 1997.


                                    INLAND RESOURCES INC.


                                    By:
                                       -----------------------------------------
                                       Kyle R. Miller, President

                              COMMON STOCK PROXY

                             INLAND RESOURCES INC.

   THIS COMMON STOCK PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Inland Resources Inc. (the "Company") to be held at the Denver Petroleum Club located at 555 17th Street, Suite 3700, Denver, Colorado 80202, on April 30, 1997, beginning at 9:00 a.m., Denver Time, and the Proxy Statement in connection therewith and (2) appoints Kyle R. Miller and Michael J. Stevens, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

     The undersigned directs that the undersigned's proxy be voted as follows:

     1.  ELECTION OF  [ ] FOR all nominees listed below             [ ] WITHHOLD AUTHORITY to vote for        [ ] ABSTAIN
         DIRECTORS        (except as marked to the contrary below)      all nominees listed below                 from voting

             Kyle R. Miller, Arthur J. Pasmas, Richard F. Conway,
                  Thomas J. Trzanowski and Paul C. Schorr IV

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

     ---------------------------------------------------------------------------

     2.  APPROVAL AND [ ] FOR Approval and Adoption of              [ ] AGAINST Approval and Adoption of      [ ] ABSTAIN
         AND ADOPTION     the 1997 Plan described below               the 1997 Plan described below               from voting
         OF 1997 PLAN

                      The 1997 Plan is the 1997 Stock Option Plan of the Company under which 500,000 shares of Common Stock shall be reserved for issuance to key employees, directors and consultants of the Company pursuant to options granted by the Board of Directors (or a committee of the Board of Directors, if appointed).

     3. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

     This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the director nominees in item 1 above and for approval and adoption of the 1997 Plan in item 2 above.
     The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.
     If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.
     Please date, sign and mail this proxy in the enclosed envelope.

                                        Date __________________ ____, 1997


                                        ----------------------------------------
                                                Signature of Stockholder


                                        ----------------------------------------
                                                Signature of Stockholder



                                        Please date this proxy and sign your
                                        name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

                        SERIES B PREFERRED STOCK PROXY

                             INLAND RESOURCES INC.

        THIS SERIES B PREFERRED STOCK PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS


     The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Inland Resources Inc. (the "Company") to be held at the Denver Petroleum Club located at 555 17th Street, Suite 3700, Denver, Colorado 80202, on April 30, 1997, beginning at 9:00 a.m., Denver Time, and the Proxy Statement in connection therewith and (2) appoints Kyle R. Miller and Michael J. Stevens, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Series B Preferred Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

     The undersigned directs that the undersigned's proxy be voted as follows:

     1.  ELECTION OF  [ ] FOR all nominees listed below             [ ] WITHHOLD AUTHORITY to vote for        [ ] ABSTAIN
         DIRECTORS        (except as marked to the contrary below)      all nominees listed below                 from voting

             Kyle R. Miller, Arthur J. Pasmas, Richard F. Conway,
                  Thomas J. Trzanowski and Paul C. Schorr IV

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

     ---------------------------------------------------------------------------

     2.  APPROVAL AND [ ] FOR Approval and Adoption of              [ ] AGAINST Approval and Adoption of      [ ] ABSTAIN
         AND ADOPTION     the 1997 Plan described below               the 1997 Plan described below               from voting
         OF 1997 PLAN

                      The 1997 Plan is the 1997 Stock Option Plan of the Company under which 500,000 shares of Common Stock shall be reserved for issuance to key employees, directors and consultants of the Company pursuant to options granted by the Board of Directors (or a committee of the Board of Directors, if appointed).

     3. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

     This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the director nominees in item 1 above and for approval and adoption of the 1997 Plan in item 2 above.
     The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Series B Preferred Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.
     If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.
     Please date, sign and mail this proxy in the enclosed envelope.


                                        Date __________________ ____, 1997


                                        ----------------------------------------
                                                Signature of Stockholder


                                        ----------------------------------------
                                                Signature of Stockholder



                                        Please date this proxy and sign your
                                        name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.